UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2025

Bridge Investment Group Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40622	86-2769085
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 East Sego Lily Drive, Suite 400 Salt Lake City, Utah	84070
(Address of Principal Executive Offices)	(Zip Code)

(801) 716-4500

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BRDG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On September 2, 2025, Bridge Investment Group Holdings Inc., a Delaware corporation (the “Company”), Apollo Global Management, Inc., a Delaware corporation (“Parent”), Bridge Investment Group Holdings LLC, a Delaware limited liability company and subsidiary of the Company (“OpCo”), Aspen PubCo Merger Sub I, Inc., a Delaware corporation and a wholly owned, direct subsidiary of Parent (“Merger Sub Inc.”) and Aspen Second Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of Parent (“Merger Sub LLC” and, together with Merger Sub Inc., the “Merger Subs”), completed the previously announced transactions contemplated by the Agreement and Plan of Merger, dated February 23, 2025 (the “Merger Agreement”), by and among the Company, Parent, OpCo, the Merger Subs, and, solely for purposes of Section 6.16 thereof, Adam O’Farrell as the OpCo Representative. Upon the consummation of the transactions contemplated by the Merger Agreement (the “Closing”), Merger Sub Inc. merged with and into the Company (the “Corporate Merger”), with the Company surviving such merger as the surviving corporation and a wholly owned subsidiary of Parent (the “Surviving Corporation”) and Merger Sub LLC merged with and into OpCo with OpCo surviving such merger as the surviving limited liability company and a wholly owned subsidiary of Parent (the “LLC Merger” and, together with the Corporate Merger, the “Mergers,” and the Mergers, collectively with all other transactions contemplated by the Merger Agreement, the “Transactions”). Each capitalized term used herein but not otherwise defined has the meaning given to it in the Merger Agreement.

The Corporate Merger became effective at the time the Certificate of Merger was filed with the Delaware Secretary of State on September 2, 2025 (the “Effective Time”) and the LLC Merger became effective at the time the OpCo Certificate of Merger was filed with the Delaware Secretary of State on September 2, 2025 (the “LLC Merger Effective Time”).

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and in Items 3.03, 5.01, 5.02, and 5.03 of this Current Report on Form 8-K (this “Current Report”) is incorporated herein by reference.

Effect of Corporate Merger on Capital Stock

On the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, (i) each share of Class A common stock, $0.01 par value per share, of the Company (the “Class A Common Stock”) issued and outstanding immediately prior to the Effective Time (but excluding any shares of Company Common Stock that were owned directly by Parent, Merger Sub Inc. or any of their subsidiaries immediately prior to the Effective Time or held in treasury of the Company) was cancelled and extinguished and automatically converted into the right to receive from Parent a number of validly issued, fully paid and nonassessable shares of Parent common stock equal to 0.07081 (the “Class A Exchange Ratio”) and cash in lieu of fractional shares of Parent common stock, if any, in each case, in accordance with the procedures set forth in the Merger Agreement and without interest (the “Class A Corporate Merger Consideration”), payable to the holder thereof, without interest, in accordance with the terms of the Merger Agreement, (ii) each share of Class B common stock, $0.01 par value per share, of the Company (the “Class B Common Stock,” and together with the Class A Common Stock, the “Company Common Stock”) issued and outstanding immediately prior to the Effective Time was, by virtue of the Corporate Merger, and without any action on the part of the holder thereof (but excluding any shares of Company Common Stock that were owned directly by Parent, Merger Sub Inc. or any of their subsidiaries immediately prior to the Effective Time or held in treasury of the Company), cancelled and extinguished and automatically converted into the right to receive from Parent a number of validly issued, fully paid and nonassessable shares of Parent common stock equal to 0.00006 (subject to such adjustments as may be required to ensure that the value of the Class B Corporate Merger Consideration received at the Effective Time in respect of one share of Class B Common Stock does not exceed $0.01, the “Class B Exchange Ratio”), and cash in lieu of fractional shares of Parent common stock, if any, in each case, in accordance with the procedures set forth in the Merger Agreement and without interest (the “Class B Corporate Merger Consideration,” and together with the Class A Corporate Merger Consideration, the “Corporate Merger Consideration”), payable to the holder thereof, without interest, in accordance with the terms of the Merger Agreement, and (iii) each issued and outstanding share of common stock, par value $0.01 per share, of Merger Sub Inc. issued and outstanding immediately prior to the Effective Time was converted into and became one fully paid and non-assessable share of common stock, par value $0.01 per share, of the Surviving Corporation.

Effect of LLC Merger on OpCo Units

On the terms and subject to the conditions set forth in the Merger Agreement, at the LLC Merger Effective Time, (i) each OpCo Class A Common Unit issued and outstanding immediately prior to the LLC Merger Effective Time (but excluding any OpCo Units that were owned directly by Parent, Merger Sub LLC or any of their subsidiaries, OpCo Units that were held in treasury of OpCo immediately prior to the LLC Merger Effective Time, OpCo Class A Common Units that were owned directly by the Company and OpCo Class A Common Units that were exchanged into shares of Class A Common Stock as permitted by the Merger Agreement and the operating agreement of OpCo) was cancelled and extinguished and automatically converted into the right to receive from Parent that number of validly issued, fully paid and nonassessable shares of Parent common stock equal to the Class A Exchange Ratio and cash in lieu of fractional shares of Parent common stock, if any, in each case, in accordance with the procedures set forth in the Merger Agreement and without interest (such shares, the “LLC Merger Consideration”), without interest, in accordance with the terms of the Merger Agreement, (ii) each OpCo Class B Common Unit issued and outstanding immediately prior to the LLC Merger Effective Time was, by virtue of the LLC Merger, and without any action on the part of the holder thereof, cancelled and retired without any conversion thereof and ceased to exist and no payment was made in respect thereof and (iii) each OpCo Class A Common Unit owned directly by the Company was unaffected by the LLC Merger and remains outstanding as a Class A Common Unit of the Surviving LLC held by the Company.

Treatment of Company Stock Awards and Unvested OpCo Class A Common Units

On the terms and subject to the conditions set forth in the Merger Agreement, effective as of immediately prior to the Effective Time, automatically and without any action on the part of the holders thereof or the Company or its subsidiaries, (i) each Company RSU Award that was outstanding and unvested as of immediately prior to the Effective Time was converted into a number of restricted stock units of Parent with respect to shares of Parent common stock (“Parent RSU Award”) (rounded down to the nearest whole share of Parent common stock), subject to the same terms and conditions as were applicable to such Company RSU Award immediately prior to the Effective Time, equal to (x) the Class A Exchange Ratio multiplied by (y) the number of shares of Class A Common Stock subject to such Company RSU Award immediately prior to the Effective Time, and (ii) each Company Restricted Stock Award (or portion thereof) that was outstanding and unvested as of immediately prior to the Effective Time was converted into an award of restricted shares of Parent common stock (“Parent Restricted Stock Award”) (rounded down to the nearest whole share of Parent common stock), subject to the same terms and conditions as were applicable to such Company Restricted Stock Award immediately prior to the Effective Time, equal to (x) the Class A Exchange Ratio multiplied by (y) the number of shares of Class A Common Stock subject to such Company Restricted Stock Award immediately prior to the Effective Time, and cash in lieu of fractional shares of Parent common stock, if any, in each case, in accordance with the procedures set forth in the Merger Agreement and without interest; provided, that, outstanding and unvested Company Restricted Stock Awards that were held by non-employee directors of the Company became fully vested as of immediately prior to the Effective Time and were converted into the right to receive the Corporate Merger Consideration as provided in the Merger Agreement.

On the terms and subject to the conditions set forth in the Merger Agreement, effective as of immediately prior to the LLC Merger Effective Time, automatically and without any action on the part of the holder thereof or the Company or its subsidiaries, each award of OpCo Class A Common Units (“OpCo Class A Award”) that was outstanding and unvested as of immediately prior to the LLC Merger Effective Time was converted into an award of restricted shares of Parent common stock (“Parent OpCo Stock Award”) (rounded down to the nearest whole share of Parent common stock), subject to the same terms and conditions as were applicable to such unvested OpCo Class A Award immediately prior to the LLC Merger Effective Time, equal to (i) the Class A Exchange Ratio multiplied by (ii) the number of shares of OpCo Class A Common Units subject to such OpCo Class A Award immediately prior to the LLC Merger Effective Time, and cash in lieu of fractional shares of Parent common stock, if any, in each case, in accordance with the procedures set forth in the Merger Agreement and without interest (the “OpCo Unit Consideration”).

The description of the Mergers and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report filed with the Securities and Exchange Commission (the “SEC”) and are incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth under Item 2.01 of this Current Report is incorporated by reference into this Item 3.01.

On September 2, 2025, in connection with the completion of the Corporate Merger, the Company notified the New York Stock Exchange (the “NYSE”) that the Corporate Merger had been completed and requested that the NYSE suspend trading of the Class A Common Stock on the NYSE and withdraw the Class A Common Stock from listing on the NYSE prior to the opening of trading on September 2, 2025. The Company has requested that NYSE file a notification of removal from listing on Form 25 with the SEC with respect to the Class A Common Stock in order to effect the delisting of such shares from the NYSE. Such delisting will result in the deregistration of the Class A Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file a Form 15 requesting the deregistration of Class A Common Stock under Section 12(g) of the Exchange Act, which will suspend the Company’s reporting obligations under Sections 13(a) and 15(d) of the Exchange Act with respect to the Class A Common Stock.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Items 2.01, 3.01 and 5.03 of this Current Report is incorporated by reference into this Item 3.03.

At the Effective Time, the holders of Class A Common Stock immediately before the Corporate Merger ceased to have any rights as stockholders of the Company (other than their right to receive the Class A Corporate Merger Consideration in accordance with the terms of the Merger Agreement).

Item 5.01.	Change in Control of Registrant.

The information set forth in the Introductory Note and the information set forth under Items 2.01, 3.03 and 5.02 of this Current Report is incorporated by reference into this Item 5.01.

As a result of the completion of the Corporate Merger, a change in control of the Company occurred, and the Company became a wholly owned subsidiary of Parent.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and Item 2.01 of this Current Report is incorporated by reference into this Item 5.02.

In connection with the consummation of the Mergers, Robert Morse, Jonathan Slager, Adam O’Farrell, Dean Allara, Debra Martin Chase, Deborah Hopkins and Chad Leat, being all of the directors of the Company immediately prior to the Effective Time, resigned from the board of directors of the Company (and from all of the committees thereof), subject to the Closing of the Mergers and effective as of the Effective Time.

At the Effective Time, the director of Merger Sub Inc. became the director of the Surviving Corporation, to hold office in accordance with the Delaware General Corporate Law (the “DGCL”) and the certificate of incorporation and bylaws of the Surviving Corporation until his death, resignation or removal or until his respective successor is duly elected and qualified in accordance with the DGCL and the certificate of incorporation and bylaws of the Surviving Corporation.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and Item 2.01 of this Current Report is incorporated by reference into this Item 5.03.

At the Effective Time, (A) the certificate of incorporation of the Company in effect immediately prior to the Effective Time was amended and restated in its entirety pursuant to the Corporate Merger to read as set forth in the form of Exhibit C to the Merger Agreement, and as so amended and restated shall be the certificate of incorporation of the Surviving Corporation (“Certificate of Incorporation”), and (B) the bylaws of the Company were amended and restated in their entirety (the “Bylaws”) to read as the bylaws of Merger Sub Inc. immediately prior to the Effective Time. Copies of the Certificate of Incorporation and the Bylaws are filed as Exhibits 3.1 and 3.2 to this Current Report, respectively, and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On September 2, 2025, the Company and Parent jointly issued a press release announcing the Closing of the Mergers. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into any filing of the registrant under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of February 23, 2025, by and among Bridge Investment Group Holdings Inc., Bridge Investment Group Holdings LLC, Apollo Global Management, Inc., Aspen PubCo Merger Sub I, Inc., Aspen Second Merger Sub, LLC, and solely for purposes of Section 6.16 thereof, Adam O’Farrell (incorporated by reference to Exhibit 2.1 of Bridge Investment Group Holdings Inc.’s Current Report on Form 8-K filed with the SEC on February 24, 2025).*

3.1	Second Amended and Restated Certificate of Incorporation of Bridge Investment Group Holdings Inc.

3.2	Second Amended and Restated Bylaws of Bridge Investment Group Holdings Inc.

99.1	Joint Press Release, dated as of September 2, 2025.

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*	Schedules (or similar attachments) have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule will be furnished to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGE INVESTMENT GROUP HOLDINGS INC.

By:	/s/ Jonathan Slager
Name:	Jonathan Slager
Title:	Chief Executive Officer

Date: September 2, 2025